SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2005
__________________
DOVER CORPORATION
(Exact Name of Registrant as Specified in Charter)
__________________

STATE OF DELAWARE		53-0257888
(State or Other Jurisdiction	1-4018	(I.R.S. Employer
of Incorporation)	(Commission File Number)	Identification No.)

280 Park Avenue, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)
(212) 922-1640
(Registrant’s telephone number, including area code)
(Former Name or Former address, if Changed Since Last Report)
__________________
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
     On October 13, 2005, Dover Corporation (the “Company”) issued and sold $300,000,000 in aggregate principal amount of its 4.875% Notes due October 15, 2015 (the “Notes”) and $300,000,000 in aggregate principal amount of its 5.375% Debentures due October 15, 2035 (the “Debentures”) in an underwritten public offering. The Notes and Debentures were issued pursuant to an Indenture dated February 8, 2001, between the Company and J.P. Morgan Trust Company, National Association (formerly known as Bank One Trust Company, N.A.), as original trustee (the “Base Indenture”) (previously filed as an exhibit to a Form 8-K filed by the Company with the Securities and Exchange Commission on February 13, 2001 and incorporated herein by reference), as supplemented by the First Supplemental Indenture (the “First Supplemental Indenture”) among the Company, J.P. Morgan Trust Company, National Association, as original trustee, and The Bank of New York, as trustee of the Notes and Debentures (the Base Indenture as supplemented by the First Supplemental Indenture, the “Indenture”).
     The Notes constitute a separate series of debt securities under the Indenture and mature on October 15, 2015. They bear interest at the rate of 4.875% per annum accruing from October 13, 2005 or the most recent interest payment date to which interest has been paid or provided for, payable semi-annually in arrears on April 15 or October 15 of each year, beginning April 15, 2006.
     The Debentures constitute a separate series of debt securities under the Indenture and mature on October 15, 2035. They bear interest at the rate of 5.375% per annum accruing from October 13, 2005 or the most recent interest payment date to which interest has been paid or provided for, payable semi-annually in arrears on April 15 or October 15 of each year, beginning April 15, 2006.
     The Indenture contains customary covenants and events of default which would permit the Trustee or the holders of at least 25% in principal amount of the Notes or Debentures, as applicable, to declare the principal of and accrued but unpaid interest, if any, on that series to be due and payable. The Company may redeem the Notes and Debentures in whole at any time or in part from time to time, at the Company’s option, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes or Debentures then outstanding to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes or Debentures to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable treasury rate plus (a) 12.5 basis points in the case of the Notes and (b) 15 basis points in the case of the Debentures, plus, in each case, accrued and unpaid interest on the principal amount being redeemed on the redemption date.
     The above descriptions of the First Supplemental Indenture, the Notes and the Debentures are qualified in their entirety to reference the terms of the First Supplemental Indenture, the global Note and the global Debenture attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference. The statement of eligibility under the Trust Indenture Act of 1939 of the Bank of New York, as series trustee, is filed herewith on Form T-1.
     Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
     The information set forth in Item 1.01 is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(a) Not applicable
(b) Not applicable
(c) Not applicable

(d)		The following exhibits are filed as part of this report:

	4.1	First Supplemental Indenture among Dover Corporation, J.P. Morgan Trust Company, National Association, as original trustee, and The Bank of New York, as series trustee

	4.2	4.875% Note due October 15, 2015 ($300,000,000 aggregate principal amount)

	4.3	5.375% Debenture due October 15, 2035 ($300,000,000 aggregate principal amount)

	25	Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee on Form T-1 (with respect to Registration Statement No. 333-47396)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 18, 2005

DOVER CORPORATION (Registrant)

By:	/s/ JOSEPH W. SCHMIDT Joseph W. Schmidt, Vice President, General Counsel & Secretary

EXHIBIT INDEX
Number            Exhibit

4.1	First Supplemental Indenture among Dover Corporation, J.P. Morgan Trust Company, National Association, as original trustee, and The Bank of New York, as series trustee

4.2	4.875% Note due October 15, 2015 ($300,000,000 aggregate principal amount)

4.3	5.375% Debenture due October 15, 2035 ($300,000,000 aggregate principal amount)

25	Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee on Form T-1 (with respect to Registration Statement No. 333-47396)